(m) Calculation of Illustrations for VUL 5 / VUL 5 — ES
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $12,491.97 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$10,093.60
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$768.69
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-$	192.94

=		$12,492	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.54
2	$12.55
3	$12.55
4	$12.55
5	$12.55
6	$12.56
7	$12.56
8	$12.56
9	$12.56
10	$12.57
11	$12.57
12	$12.57

Total	$150.69

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(16.63)
2	(16.53)
3	(16.43)
4	(16.33)
5	(16.23)
6	(16.13)
7	(16.03)
8	(15.93)
9	(15.83)
10	(15.73)
11	(15.63)
12	(15.53)

Total	(192.94)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,491.97
- Year 5 Surrender Charge	$7,976.00

=	$4,516	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $15,072.32 = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,813.05
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$767.88
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$667.15

=	$15,072	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.49
2	$12.49
3	$12.49
4	$12.49
5	$12.49
6	$12.49
7	$12.49
8	$12.49
9	$12.49
10	$12.49
11	$12.49
12	$12.49

Total	$149.88

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	55.76
2	55.73
3	55.70
4	55.67
5	55.64
6	55.61
7	55.58
8	55.55
9	55.52
10	55.49
11	55.46
12	55.42

Total	$667.15
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,072.32
- Year 5 Surrender Charge	$7,976.00

=	$7,096	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $18,105.16 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,754.65
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$766.91
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$1,757.42

=	$18,105	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.42
2	$12.42
3	$12.42
4	$12.42
5	$12.41
6	$12.41
7	$12.41
8	$12.41
9	$12.40
10	$12.40
11	$12.40
12	$12.39

Total	$148.91

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	142.72
2	143.38
3	144.05
4	144.72
5	145.39
6	146.07
7	146.76
8	147.46
9	148.16
10	148.86
11	149.57
12	150.29

Total	$1,757.42

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,105.16
- Year 5 Surrender Charge	$7,976.00

=	$10,129	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $92,201.36 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$74,658.80
+ Annual Premium*		$25,000.00
- Premium Expense Charge**		$1,000.00
- Monthly Deduction***		$5,037.76
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-$	1,419.68

=		$92,201	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $322.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$90.17
2	$90.20
3	$90.22
4	$90.25
5	$90.28
6	$90.30
7	$90.33
8	$90.35
9	$90.38
10	$90.40
11	$90.43
12	$90.45

Total	$1,083.76

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(121.99)
2	(121.32)
3	(120.65)
4	(119.98)
5	(119.31)
6	(118.64)
7	(117.97)
8	(117.30)
9	(116.63)
10	(115.97)
11	(115.30)
12	(114.64)

Total	(1,419.68)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$92,201.36
- Year 5 Surrender Charge	$44,840.00

=	$47,361	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $111,136.51 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$87,258.84
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$5,028.94
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$4,906.61

=	$111,137	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $322.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$89.57
2	$89.57
3	$89.58
4	$89.58
5	$89.58
6	$89.58
7	$89.58
8	$89.58
9	$89.58
10	$89.58
11	$89.58
12	$89.58

Total	$1,074.94

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	409.09
2	409.05
3	409.02
4	408.98
5	408.94
6	408.90
7	408.87
8	408.83
9	408.79
10	408.75
11	408.71
12	408.68

Total	$4,906.61
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$111,136.51
- Year 5 Surrender Charge	$44,840.00

=	$66,297	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $133,376.87 = $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$101,477.10
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$5,018.77
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$12,918.54

=	$133,377	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $322.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$88.90
2	$88.87
3	$88.84
4	$88.81
5	$88.78
6	$88.75
7	$88.72
8	$88.68
9	$88.65
10	$88.62
11	$88.59
12	$88.56

Total	$1,064.77

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	1,046.79
2	1,052.05
3	1,057.35
4	1,062.70
5	1,068.09
6	1,073.53

Month	Interest
7	1,079.02
8	1,084.55
9	1,090.13
10	1,095.75
11	1,101.43
12	1,107.15

Total	$12,918.54
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$133,376.87
- Year 5 Surrender Charge	$44,840.00

=	$88,537	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $9,547.55 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$7,765.93
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$1,362.78
- Mortality & Expense Charge****		$62.40
+ Hypothetical Rate of Return*****	-$	153.20

=		$9,548	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.68
2	$43.70
3	$43.71
4	$43.73
5	$43.74
6	$43.76
7	$43.77
8	$43.79
9	$43.80
10	$43.82
11	$43.83
12	$43.85

Total	$525.18

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(13.67)
2	(13.50)
3	(13.34)
4	(13.17)
5	(13.01)
6	(12.85)
7	(12.68)
8	(12.52)
9	(12.36)
10	(12.20)
11	(12.03)
12	(11.87)

Total	(153.20)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$9,547.55
- Year 5 Surrender Charge	$7,976.00

=	$1,572	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $11,632.38 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,173.89
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,360.44
- Mortality & Expense Charge****	$72.74
+ Hypothetical Rate of Return*****	$531.66

=	$11,632	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.52
2	$43.53
3	$43.54
4	$43.55
5	$43.56
6	$43.57

Month	COI
7	$43.57
8	$43.58
9	$43.59
10	$43.60
11	$43.61
12	$43.62

Total	$522.84

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	45.82
2	45.55
3	45.27
4	45.00
5	44.72
6	44.45
7	44.17
8	43.89
9	43.62
10	43.34
11	43.06
12	42.78

Total	$531.66
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$11,632.38
- Year 5 Surrender Charge	$7,976.00

=	$3,656	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $14,093.05 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,769.98
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,357.79
- Mortality & Expense Charge****	$84.67
+ Hypothetical Rate of Return*****	$1,405.53

=	$14,093	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.34
2	$43.35
3	$43.35
4	$43.35
5	$43.35
6	$43.35
7	$43.35
8	$43.35
9	$43.35
10	$43.35
11	$43.35
12	$43.35

Total	$520.19

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	117.27
2	117.24
3	117.22
4	117.19
5	117.17
6	117.14
7	117.12
8	117.09
9	117.06
10	117.04
11	117.01
12	116.98

Total	$1,405.53
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,093.05
- Year 5 Surrender Charge	$7,976.00

=	$6,117	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $72,775.75 = $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$59,462.74
+ Annual Premium*		$25,000.00
- Premium Expense Charge**		$1,000.00
- Monthly Deduction***		$9,057.08
- Mortality & Expense Charge****		$471.28
+ Hypothetical Rate of Return*****	-$	1,158.64

=		$72,776	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $404.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$334.90
2	$335.05
3	$335.21
4	$335.37
5	$335.52
6	$335.68
7	$335.84
8	$335.99
9	$336.15
10	$336.30
11	$336.46
12	$336.61

Total	$4,029.08

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(102.65)
2	(101.54)
3	(100.43)
4	(99.31)
5	(98.20)
6	(97.10)
7	(95.99)
8	(94.89)
9	(93.78)
10	(92.68)
11	(91.58)
12	(90.48)

Total	(1,158.64)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$72,775.75
- Year 5 Surrender Charge	$44,840.00

=	$27,936	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $88,514.38 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$70,074.31
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$9,029.80
- Mortality & Expense Charge****	$549.26
+ Hypothetical Rate of Return*****	$4,019.13

=	$88,514	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $404.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$333.04
2	$333.12
3	$333.20
4	$333.28
5	$333.36
6	$333.44
7	$333.52
8	$333.60
9	$333.69
10	$333.77
11	$333.85
12	$333.93

Total	$4,001.80

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	344.26
2	342.58
3	340.90
4	339.21
5	337.52
6	335.81
7	334.11
8	332.40
9	330.68
10	328.95
11	327.22
12	325.49

Total	$4,019.13

42

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$88,514.38
- Year 5 Surrender Charge	$44,840.00

=	$43,674	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $107,073.24 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$82,090.79
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$8,998.35
- Mortality & Expense Charge****	$639.19
+ Hypothetical Rate of Return*****	$10,620.00

=	$107,073	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $404.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$330.94
2	$330.93
3	$330.91

Month	COI
4	$330.90
5	$330.88
6	$330.87
7	$330.86
8	$330.84
9	$330.83
10	$330.81
11	$330.80
12	$330.78

Total	$3,970.35

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	881.30
2	881.95
3	882.61
4	883.28
5	883.95
6	884.63
7	885.31
8	886.00
9	886.69
10	887.39
11	888.09
12	888.80

Total	$10,620.00
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$107,073.24
- Year 5 Surrender Charge	$44,840.00

=	$62,233	(rounded to the nearest dollar)